UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

January 22, 2016

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

A transcript of the conference call held on January 22, 2016, referred to under Item 8.01 of this Report, is furnished herewith as Exhibit 99.1 to this Report.

Item 8.01	Other Events

On January 22, 2016, management of Merchants Bancshares, Inc., (the “Company”) held a conference call to discuss the Company’s results of operations for the quarter and year ended December 31, 2015. Notice of the conference call was previously posted on the Company’s website at www.mbvt.com and was contained in the Company’s press release dated January 21, 2016, filed with the Securities and Exchange Commission as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated January 22, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Report:

Exhibit 99.1 – Transcript of conference call held on January 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MERCHANTS BANCSHARES, INC.

	By:	/s/ Geoffrey R. Hesslink
	Name:	Geoffrey R. Hesslink
	Title:	Chief Executive Officer & President

Date: January 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Transcript of conference call held on January 22, 2016